Supplement dated November 9, 2020 to the
following Prospectuses dated May 1, 2020
*	MultiOption(r) Guide Variable Annuity
*	MultiOption(r) Extra Variable  Annuity
*	MultiOption(r) Advantage Variable
Annuity
This Prospectus Supplement ("supplement") should be read and retained with the current variable annuity prospectus.
We are issuing this supplement to indicate that the MyPath Ascend 2.0, MyPath
Core Flex, MyPath Highest Anniversary Death
Benefit, and MyPath Value riders are
closed for new sales as of October 12, 2020.
Current holders of the above listed
riders will not be affected by the closures.
Further, the benefit date for the MyPath Edge rider is revised to indicate that it is the later of the 55th birthday of the Designated Life for MyPath Edge ?
Single and of the youngest Designated Life for MyPath Edge ? Joint, or the rider effective date.
This supplement must be accompanied by, and used in conjunction with, the current variable annuity prospectus. If you would like another copy of the current prospectus, please call us at (800) 362-3141.
The prospectus and this supplement
can also be found on the U.S. Securities and Exchange Commission?s website
(www.sec.gov) by searching File Nos. 333-
182763, 333-140230, and 333-212515.

Please retain this supplement for future reference.
F95235 11-2020